THE JOHNS HOPKINS UNIVERSITY                                   CONTRACT
 APPLIED PHYSICS LABORATORY
 1'100 JOHNS HOPKINS ROAD, LAUREL, MD 20723-6099    CONTRACT NO.  AMEND.    PAGE
 Telephone 240-228-5000 FAX 240-228-5892             862967           0        1

                                                      This number must appear on
                                                      all invoices, containers,
                                                      packing memos, master
                                                      packing lists, bills of
                                                      lading, express receipts
                                                      and correspondence

 Supplies, materials or services provided under this contract are exempt from taxes per Section 11-204 of the Maryland Sales and Use Tax statute (exemption certificate No. 31006126). No change in this contract is valid unless in writing and signed by APL/JHU authorized procurement representative.

 CONTRACTOR:LINK PLUS CORPORATION           BILL TO: A.P.L./J.H.U.
            3470 ELLICOTT CENTER DRIVE               P.O.Box 670
            ELLICOTT CITY, MD 21043                  Laurel, MD 20725-0670
            Attn: ROBERT JONES JR
                                           SHIP TO: Applied Physics Laboratory
                                                    SHIPPING/RECEIVING FACILITY
                                                    11100 Johns Hopkins Road
                                                    Laurel, MD 20723-6099



 PAYMENT TERMS:                       CONTRACT REP. / PHONE NO.:                   EXPEDITER I PHONE NO.:
 I-NET 30                             H LESSER                    5314
 SHIP VIA:                            DATE:                                         PREPARER/REQ#.:
 VENDOR CHOICE                        04-NOV-02                                     R MASON       231400
                                      231400
 F.0.B.:                              PERIOD OF PERFORMANCE:                        CONTRACTOR PHONE NO.:
 DESTINATION                                                                        (410) 203-9770


 LINE # DESCRIPTION                         DATE PROMISED              QUANTITY UNIT    UNIT PRICE      EXTENDED AMOUNT
 ------------------                         -------------              -------------    ----------      ---------------

 THE GENERAL PROVISIONS OF APL'S PRIME CONTRACT 01-G-5015, ATTACHMENT la DATED
 13-MAY-02 AND 1 DATED 21-AUG-02, ARE APPLICABLE TO THIS CONTRACT.

                                            25-NOV-02                  2.00 EACH           520.00           $1,040.00

 LINCOMPEX DEMONSTRATION KIT, W/ HARDWARE FULLY MOUNTED IN
 DEMONSTRATION ENCLOSURE

 Date Wanted:                               25-NOV-02

 Req No(s)                                  231400



 Priority Certified under DPAS Regulation:     NONE

                                    Original

 The contract is subject to all terms and conditions printed on the face and attachment 1 hereto.


                   -----------------------------------------
                      Authorized Procurement Representative
                                  BPO #2 (7/97)

 THE JOHNS HOPKINS UNIVERSITY                                   CONTRACT
 APPLIED PHYSICS LABORATORY
 1'100 JOHNS HOPKINS ROAD, LAUREL, MD 20723-6099    CONTRACT NO.  AMEND.    PAGE
 Telephone 240-228-5000 FAX 240-228-5892             862967           0        2

                                                      This number must appear on
                                                      all invoices, containers,
                                                      packing memos, master
                                                      packing lists, bills of
                                                      lading, express receipts
                                                      and correspondence

 Supplies, materials or services provided under this contract are exempt from taxes per Section 11-204 of the Maryland Sales and Use Tax statute (exemption certificate No. 31006126). No change in this contract is valid unless in writing and signed by APL/JHU authorized procurement representative.

 CONTRACTOR:LINK PLUS CORPORATION           BILL TO: A.P.L./J.H.U.
            3470 ELLICOTT CENTER DRIVE               P.O.Box 670
            ELLICOTT CITY, MD 21043                  Laurel, MD 20725-0670
            Attn: ROBERT JONES JR
                                            SHIP TO: Applied Physics Laboratory
                                                     SHIPPING/RECEIVING FACILITY
                                                     11100 Johns Hopkins Road
                                                     Laurel, MD 20723-6099



 PAYMENT TERMS:                       CONTRACT REP. / PHONE NO.:                   EXPEDITER I PHONE NO.:
 I-NET 30                             H LESSER                    5314
 SHIP VIA:                            DATE:                                        PREPARER/REQ#.:
 VENDOR CHOICE                        04-NOV-02                                    R MASON       231400
                                      231400
 F.0.B.:                              PERIOD OF PERFORMANCE:                       CONTRACTOR PHONE NO.:
 DESTINATION                                                                       (410) 203-9770


 LINE # DESCRIPTION                         DATE PROMISED              QUANTITY UNIT             UNIT PRICE       EXTENDED AMOUNT
 ------------------                         -------------              -------------             ----------       ---------------

                                              25-NOV-02                1.00 EACH                  9,124.00           9,124.00


 TWO SETS OF AUDIO CDs WITH LINCOMPEX AUDIO DEMONSTRATION, AND TECHNOLOGY
 ROADMAP PRESENTATION WITH REPORT.

 PRICE AND DELIVERY PER VENDOR QUOTE DATED 10/24/02 IN
 RESPONSE TO
 APL RFQ#311594, 10/21/02

 Date Wanted:                                 25-NOV-02

 NOTE 1. APL TECHNICAL POINT OF CONTACT

 JOSEPH SUTER 240-228-5826

 Req No (s)                                   231400

                                                                                Total:                             $10,164.00

 Priority Certified under DPAS Regulation:         NONE

                                    Original


                               /s/ Herbert Lesser
                          ---------------------------

 THE JOHNS HOPKINS UNIVERSITY                                   CONTRACT
 APPLIED PHYSICS LABORATORY
 1'100 JOHNS HOPKINS ROAD, LAUREL, MD 20723-6099    CONTRACT NO.  AMEND.    PAGE
 Telephone 240-228-5000 FAX 240-228-5892             862967           0        2

                                                      This number must appear on
                                                      all invoices, containers,
                                                      packing memos, master
                                                      packing lists, bills of
                                                      lading, express receipts
                                                      and correspondence

 Supplies, materials or services provided under this contract are exempt from taxes per Section 11-204 of the Maryland Sales and Use Tax statute (exemption certificate No. 31006126). No change in this contract is valid unless in writing and signed by APL/JHU authorized procurement representative.

 CONTRACTOR:LINK PLUS CORPORATION           BILL TO: A.P.L./J.H.U.
            3470 ELLICOTT CENTER DRIVE               P.O.Box 670
            ELLICOTT CITY, MD 21043                  Laurel, MD 20725-0670
            Attn: ROBERT JONES JR
                                            SHIP TO: Applied Physics Laboratory
                                                     SHIPPING/RECEIVING FACILITY
                                                     11100 Johns Hopkins Road
                                                     Laurel, MD 20723-6099



 PAYMENT TERMS:                       CONTRACT REP. / PHONE NO.:                   EXPEDITER I PHONE NO.:
 I-NET 30                             H LESSER                    5314
 SHIP VIA:                            DATE:                                         PREPARER/REQ#.:
 VENDOR CHOICE                        04-NOV-02                                     R MASON       231400
                                      231400
 F.0.B.:                              PERIOD OF PERFORMANCE:                        CONTRACTOR PHONE NO.:
 DESTINATION                                                                        (410) 203-9770


 LINE # DESCRIPTION                         DATE PROMISED              QUANTITY UNIT             UNIT PRICE       EXTENDED AMOUNT
 ------------------                         -------------              -------------             ----------       ---------------

                                              25-NOV-02                1.00 EACH                  9,124.00           9,124.00


 TWO SETS OF AUDIO CDs WITH LINCOMPEX AUDIO DEMONSTRATION, AND TECHNOLOGY
 ROADMAP PRESENTATION WITH REPORT.

 PRICE AND DELIVERY PER VENDOR QUOTE DATED 10/24/02 IN
 RESPONSE TO
 APL RFQ#311594, 10/21/02

 Date Wanted:                                25-NOV-02

 NOTE 1. APL TECHNICAL POINT OF CONTACT

 JOSEPH SUTER 240-228-5826

 Req No (s)                                  231400

                                                                                Total:                             $10,164.00

 Priority Certified under DPAS Regulation:         NONE


 This acceptance copy is part of our permanent records; please sign, date and return at once to the attention of the contract representative noted above. Acceptance



                              This contract is hereby acknowledged and accepted.

                              /s/ Robert L. Jones, Chairman, CEO     11/6/02
                              ----------------------------------------------
                              Accepted                               Date